UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2005

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

______________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On March 10, 2005, the Company issued the following press release.

Puget Energy Announces 2005 and 2006 Earnings Guidance
Steady earnings growth expected from regulated utility

BELLEVUE, Wash., (Mar. 10, 2005) — Puget Energy (NYSE:PSD) today provided earnings guidance from continuing operations for calendar year 2005 of between $1.30 and $1.40 per diluted share, and for 2006, a target of between $1.40 and $1.55 per diluted share.
“Building on our commitment to enable Puget Sound Energy, our regulated, vertically integrated utility business, to drive the company’s growth initiatives, we have set the platform for increasing value to Puget Energy shareholders in 2005 and beyond,” said Puget Energy President and CEO Stephen P. Reynolds.
    “Our continued progress on our mission to invest in new energy resources and upgraded infrastructure to meet the needs of our growing customer base in the vibrant Puget Sound region will result in an attractive shareholder return” added Reynolds.
    Stephen Reynolds - President and CEO and Bertrand Valdman - Senior Vice President Finance and CFO will host a conference call to discuss the company's 2005 and 2006 earnings guidance on Friday, March 11, 2005 at 10:00 a.m. EST. The conference call will be webcast live over the Internet at our website www.pse.com.  A taped replay of the conference will be available until midnight Friday, March 18, 2005 Eastern Time. The replay may be accessed toll free by dialing 1-888-286-8010 and using the access code 32504366. This event will be archived at our corporate website and available for replay approximately 2 hours following the webcast.
Puget Energy is an energy services holding company that conducts all of its operations through its subsidiaries, PSE and InfrastruX Group. PSE is a regulated utility company that generates, purchases and sells electricity; and purchases, transports and sells natural gas. The service territory of PSE covers approximately 6,000 square miles, principally in the Puget Sound region of Washington State.
InfrastruX specializes in contracting services to other gas and electric utilities primarily in the Midwest, Texas, and the south-central and eastern United States regions. In early 2005, Puget Energy completed a strategic review of InfrastruX and determined to monetize its investment in this business.
Investors are encouraged to read the financial statements and disclosures that are contained in Puget Energy's 2004 Form 10-K filed with the Securities and Exchange Commission (SEC) for further details. Puget Energy's 2004 Form 10-K is available through the SEC’s website at www.sec.gov or the Company’s website at www.pse.com.

CAUTIONARY STATEMENT: Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, among which include Puget Energy’s earnings guidance for the years-end 2005 and 2006, and plans with respect to InfrastruX and any proceeds from its possible sale or monetization. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect actual results include, among others, governmental policies, regulatory actions and weather conditions. More information about these and other factors that potentially could affect the company’s financial results is included in Puget Energy's and PSE's most recent annual report on Form 10-K, quarterly report on Form 10-Q and in their other public filings filed with the Securities and Exchange Commission. Except as required by law, Puget Energy and PSE undertake no obligation to update any forward-looking statements.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

/s/ James W. Eldredge
James W. Eldredge
Corporate Secretary and Chief Accounting Officer

Date: March 10, 2005